UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2004

                                     AMREIT
             (Exact name of Registrant as specified in its Charter)

             Texas                        0-28378               76-0410050
(State or other jurisdiction of      (Commission file        (I.R.S. Employer
 incorporation or organization)           number)         Identification Number)

               8 Greenway Plaza, Suite 1000, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 850-1400

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

      On November 10, 2004 the Company issued a press release announcing its financial results for its third quarter ended September 30, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 to this report are the slides which accompany this press release.

      The Company's press release announcing its financial results for its third quarter ended September 30, 2004 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

      The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

      99.1  Press release dated November 10, 2004

      99.2  Slide presentation


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004

                                        AMREIT

                                        By: /s/  Chad C. Braun
                                            ----------------------------
                                            Chad C. Braun
                                            Executive Vice President and
                                            Chief Financial Officer


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

                                INDEX TO EXHIBITS

99.1  Press release dated November 10, 2004
99.2  Slide presentation


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